Note 11 - Debt	12 Months Ended
Dec. 31, 2025
Notes to Financial Statements
Debt Disclosure [Text Block]
11.	DEBT

The Company has a Credit and Security Agreement with KeyBank National Association (as amended, the "Credit Agreement" or the "CSA") which currently provides for a maximum revolving credit facility of $400 million. Prior to May 2, 2025, the CSA had provided for a $325 million maximum revolving amount, approximately $240 million of which had been drawn in incremental borrowings in November 2024 in order to finance a substantial portion of the closing cash payment associated with the Enercon acquisition. On May 2, 2025, Bel entered into a Fourth Amendment Agreement (the “Fourth Amendment”) to the Credit Agreement, which made certain amendments to the Credit Agreement including: (i) increasing the maximum revolving amount from $325 million to $400 million pursuant to Section 2.10(b)(i)(A) of the Credit Agreement; (ii) extending the commitment period (and the final maturity for revolving loans borrowed under the Credit Agreement) to September 1, 2028; and (iii) providing an incremental extension of credit to the Company of $75 million concurrently with the effectiveness of the Fourth Amendment, consisting of (x) a $50 million commitment from Wells Fargo Bank, N.A., which joined the Credit Agreement as a new revolving lender pursuant to the Fourth Amendment, and (y) an aggregate $25 million commitment increase, on a pro rata basis, from the existing lenders party to the Credit Agreement.

Pursuant to the Fourth Amendment, the parties additionally agreed to the text of a Conformed Amended and Restated Credit and Security Agreement (the “Conformed Amended and Restated Credit and Security Agreement”), which amended and restated the text of the Credit Agreement including so as to reflect and integrate the changes implemented pursuant to the Fourth Amendment, as well as the changes implemented pursuant to the previously disclosed First Amendment Agreement dated as of January 12, 2023, the Second Amendment Agreement dated as of September 18, 2024 and the Third Amendment Agreement dated as of November 14, 2024.

At December 31, 2025 and 2024, outstanding borrowings under the revolver amounted to $197.5 million and $287.5 million, respectively. The unused credit available under the credit facility was $202.5 million at  December 31, 2025 and $37.5 million at December 31, 2024. The Company incurred $14.8 million, $4.1 million, and $2.9 million of interest expense during the years ended December 31, 2025, 2024, and 2023, respectively, in connection with interest due on its outstanding borrowings under the CSA during each period, including the effects of the 2021 Swaps (as hereinafter defined) and amortization of deferred financing costs.

The effective rate of interest for our total outstanding borrowings, including the impact of the 2021 Swaps discussed below, was 4.42% and 5.47%, respectively, as of December 31, 2025 and December 31, 2024. The interest rate in effect for the fixed-rate portion of our outstanding borrowings ($60 million at each of December 31, 2025 and 2024) was 2.59% and 2.84% at December 31, 2025 and 2024, respectively. The weighted-average interest rate in effect for the variable-rate portion of our outstanding borrowings ($137.5 million at December 31, 2025) was 3.63% at December 31, 2025, and consisted of SOFR plus the Company’s credit spread at December 31, 2025, as determined per the terms of the CSA. No outstanding borrowings were subject to a variable interest rate at December 31, 2024. In order to manage our interest rate exposure on the remaining borrowings, and as further described in Note 13, "Derivative Instruments and Hedging Activities", the Company is party to the 2021 Swaps, each with an aggregate notional amount of $30 million, or $60 million in the aggregate, the effect of which is to fix the SOFR portion (or, for periods prior to January 31, 2023, the LIBOR portion) of the interest rate on a portion of our outstanding debt on our Revolver (or such portion thereof up to the aggregate $60 million notional amount of the 2021 Swaps).

Under the terms of its Credit Agreement, the Company is entitled, subject to the satisfaction of certain conditions, to request additional commitments under the revolver or the addition of a term loan facility in the aggregate principal amount of up to $100 million for all such increases (revolver and term) to the extent that existing or new lenders agree to provide such additional commitments and/or term loans.  In addition to requesting loans denominated in U.S. dollars, the Credit Agreement provides that up to a U.S. dollar equivalent principal amount of $15 million of the revolver may be borrowed by Bel in alternate foreign currencies including Euros, Pounds Sterling, Japanese Yen and such other currency as requested by Bel and consented to by KeyBank and each lender.

In connection with the Credit Agreement, the Company and certain of the Company’s material U.S. subsidiaries (together with the Company, the “Loan Parties”) provided to the administrative agent, for the benefit of the lenders, guaranty of payment.  As a result, the obligations of the Company under the Credit Agreement are guaranteed by the Loan Parties’ material U.S. subsidiaries, and secured by a first priority security interest in substantially all of the existing and future personal property of the Loan Parties, certain material real property of the Loan Parties and certain of the Loan Parties’ material U.S. subsidiaries, including 65% of the voting capital stock of certain of the Loan Parties’ direct foreign subsidiaries.

The borrowings under the Credit Agreement bear interest, generally payable quarterly, at a rate equal to, at the Company's option, either (1) SOFR, plus a margin ranging from 1.125% per annum to 2.125% per annum depending on the Company’s leverage ratio, or (2)(a) an alternate “Base Rate,” which is the highest of (i) KeyBank’s prime rate, (ii) the federal funds rate plus 0.50% and (iii) the SOFR rate with a maturity of one month plus 1%, plus (b) a margin ranging from 0.125% per annum to 1.125% per annum, depending on the Company’s leverage ratio.  Pursuant to the terms of the Credit Agreement, the Company has agreed to pay to KeyBank, as administrative agent for the ratable account of the revolving lenders in consideration for their commitments in respect of the revolver, a commitment fee due quarterly in arrears and calculated based on the average unused amount of the facility (exclusive of swing line exposure), at a rate ranging from 0.2% per annum to 0.3% per annum, depending on the Company’s leverage ratio.

Revolving loans borrowed under the Credit Agreement mature on September 1, 2028, and the commitments with respect to the revolver will automatically terminate on such date.

The Credit Agreement contains customary representations and warranties, covenants and events of default.  In addition, the Credit Agreement contains financial covenants that measure (i) the ratio of the Company’s total funded indebtedness, on a consolidated basis, less the aggregate amount of all unencumbered cash and cash equivalents, to the amount of the Company’s consolidated EBITDA (“Leverage Ratio”) and (ii) the ratio of the amount of the Company’s consolidated EBITDA to the Company’s consolidated fixed charges (“Fixed Charge Coverage Ratio”).  If an event of default occurs, the lenders under the Credit Agreement would be entitled to take various actions, including the acceleration of amounts due thereunder and all actions permitted to be taken by a secured creditor.

At December 31, 2025, the Company was in compliance with its debt covenants, including its most restrictive covenant, the Leverage Ratio.

Scheduled principal payments of the total debt outstanding at  December 31, 2025 are as follows (in thousands):

2026	$-
2027	-
2028	197,500
Total long-term debt	197,500
Less: Current maturities of long-term debt	-
Noncurrent portion of long-term debt	$197,500